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_______________________________________________________________________________



                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  March 12, 1997


                              HILLS STORES COMPANY
             (Exact name of registrant as specified in its charter)

        Delaware                     1-9505                  31-1153510
 (State or other juris-           (Commission             (I.R.S. employer
diction of incorporation)         file number)          identification number)

             15 Dan Road                                    02021
        Canton, Massachusetts                             (Zip Code)
(Address of principal executive office)


              Registrant's telephone number, including area code:

                                (617) 821-1000



_______________________________________________________________________________










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Item 5.  Other Events
         ------------

     On March 12, 1997, Hills Stores Company (the "Company") issued a press release reporting its fourth quarter and annual financial results for fiscal 1996. A copy of the Company's press release is filed as an Exhibit to this Report and incorporated by reference herein.



Item 7.  Exhibits
         --------

     The following Exhibit is filed as part of this Report:


Exhibit
Number          Title
------          -----

99.1            Press Release dated March 12, 1997.





                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        HILLS STORES COMPANY


                                        By: /s/ C. Scott Litten
                                            ------------------------------
                                        Name:   C. Scott Litten
                                        Title:  Executive Vice President -
                                                Chief Financial Officer


Dated:  March 20, 1997












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                                 EXHIBIT INDEX

                    Pursuant to Item 601 of Regulation S-K


Exhibit
Number          Title
------          -----

99.1            Press Release dated March 12, 1997.